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                                                                    EXHIBIT 21.2

                      [VINLAND PROPERTY TRUST LETTERHEAD]

                             LETTER OF TRANSMITTAL

 Accompanying certificate(s) representing Shares of Beneficial Interest, no par value ("Old Shares"), for replacement by certificate(s) representing certain
      Shares of Beneficial Interest, no par value ("Post-Split Shares")

                      PLEASE RETURN BY MAIL OR BY HAND TO:

                    American Stock Transfer & Trust Company
                     Transfer Agent, Vinland Property Trust
                           40 Wall Street, 46th Floor
                            New York, New York 10005

                           Telephone:  (718) 921-8200

       Please read the instructions beginning on the reverse side hereof

Ladies and Gentlemen:

         In connection with the one-for-five reverse split of Vinland Property Trust's Old Shares, enclosed are the below-described certificate(s) representing Old Shares. Please send the certificate(s) representing the number(s) of Post-Split Shares to which I may be entitled.


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
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                                                 CERTIFICATE(S) PRESENTED
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                     Name(s) of Record Holder(s)                            Certificate               Number of
               (Exactly as appears on certificate(s))                        Number(s)                 Shares
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                                                                   ---------------------------------------------------

                                                                   ---------------------------------------------------

                                                                   ---------------------------------------------------

                                                                   ---------------------------------------------------

                                                                      Total Shares
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                                             SPECIAL DELIVERY INSTRUCTIONS

          To be completed ONLY if certificate(s) and the check representing the cash payment in lieu of a fractional
  Post-Split Share, if any, are to be mailed to the record holder(s) at other than their record address.  Use "Change of Address Instructions" box on the reverse side hereof to change record address permanently.

  Mail new certificate(s) and such check to:

  Name:
       ---------------------------------------------------------------------------------------------------------------
                                                     (Please Print)
  Address:
          ------------------------------------------------------------------------------------------------------------

  --------------------------------------------------------------------------------------------------------------------
  City and State:
                 -----------------------------------------------------------------------------------------------------

  --------------------------------------------------------------------------------------------------------------------
                                                                                                   (Zip Code)
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                                          ISSUE IN DIFFERENT NAME INSTRUCTIONS
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          To be completed ONLY if the certificate representing Post-Split Shares and the check representing the cash payment in lieu of a fractional Post-Split Share, if any, are to be issued in a name different from the name printed in the box on the cover of this Letter of Transmittal (see Instruction 6).

  Name:
       ---------------------------------------------------------------------------------------------------------------
  Address:
          ------------------------------------------------------------------------------------------------------------
  Social Security or other Taxpayer Identification Number:
                                                          ------------------------------------------------------------
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
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                                            CHANGE OF ADDRESS INSTRUCTIONS

          To be completed ONLY if the present record address of the record owner(s) is to be changed and the certificate(s) and the check representing the cash payment in lieu of a fractional Post-Split Share, if any, are to be mailed to such new address.  Do not use to change record holder(s).

  Register address of present holder(s) as and mail new certificate(s) and such check to:

  Address:
          ------------------------------------------------------------------------------------------------------------

  --------------------------------------------------------------------------------------------------------------------
  City and State:
                 -----------------------------------------------------------------------------------------------------

  --------------------------------------------------------------------------------------------------------------------
                                                                                                     (Zip Code)
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                                                 NOMINEE'S INSTRUCTIONS

          To be completed ONLY if a certificate registered in a broker's "street" or other nominee name represents several beneficial ownerships.  (See Instruction 4).

  Certificate No. __________________ submitted herewith for __________ Old Shares represents separate beneficial ownerships of Old Shares by ______________ different beneficial owners.
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                                                       SIGNATURE

          By my signature below, I represent that I have full power and authority to present the above-described certificate(s) and to give the above instructions, and that I have good encumbered title tot he Old Shares represented by said certificate(s), free and clear of liens, charges and adverse claims (See Instruction 2).

  Dated:                                    , 19          Tel No: (     )
        ------------------------------------                             ---------------------------------------------
  Please Sign Here:
                    --------------------------------------------------------------------------------------------------

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  Must be signed by record owner(s), exactly as name(s) appear(s) on certificate(s).  (Label affixed above shows holder's name as it appears on the Transfer Agent's records.)
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See below for instructions

                                  INSTRUCTIONS

         1. DELIVERY. This Letter of Transmittal must be properly completed, signed by the record owner(s), and delivered with the certificate(s) representing Old Shares to American Stock Transfer & Trust Company, 40 Wall Street, New York, New York 10005. The method of delivery is at the option and risk of the Shareholder. Risk of loss of such certificate(s) passes only upon proper delivery. If delivery is by mail, insured registered mail, return receipt requested, is suggested. The certificate(s) representing Post-Split Shares will be mailed to the Shareholder's present record address, unless the Special Delivery Instructions, the Issue in Different Name Instructions or the Change of Address Instructions is completed.

         2. SIGNATURE ON LETTER OF TRANSMITTAL. The Letter of Transmittal should be signed exactly as the name(s) appear on the fact of the certificate(s). If you have certificates representing Old Shares registered in different names, submit a separate Letter of Transmittal for each different registration. If certificate(s) are registered in the names of two or more joint owners, all joint owners should sign the Letter of Transmittal. If a trustee, executor, administrator, guardian, attorney-in-fact or another acting in a fiduciary or representative capacity signs the Letter of Transmittal, please indicate your capacity when signing. If a corporation, sign in full corporate name by President or other authorized officer. If a partnership, sign in partnership name by an authorized person.

         3. FRACTIONAL SHARES. Settlement of fractional Post-Split Shares will be made by check. No certificates for fractional Post-Split Shares will be issued.

         4. NOMINEE'S HOLDINGS. (This instruction is applicable only to brokers or "street" name registrations, and nominee holders.) Each beneficial ownership represented by a certificate registered in a broker's, "street" or other nominee's name will be separately treated in computing fractional interests if the Nominee's Instructions are completed. A separate Letter of Transmittal and Nominee's Instructions should be submitted with each certificate representing a different beneficial ownership which is to be separately traded in computing fractional interest. Submission of a Letter of Transmittal with the Nominee's Instructions completed will constitute the record Shareholder's representation that the beneficial ownership information shown therein is accurate.

         5. INADEQUATE SPACE. If the space provided in this Letter of Transmittal is inadequate, please provide any additional information on a separate page.
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         6.      ENDORSEMENT OF CERTIFICATES

                 (a) If the new certificates and check, if any, are to be issued in the name(s) of the holder(s) of the surrendered certificates, the surrendered certificates need not be endorsed.

                 (b) If either the new certificates or check, if any, are to be issued in a name different from that on the surrendered certificates, the surrendered certificates must be endorsed or accompanied by an appropriate stock power, with signatures guaranteed by a member of a registered national securities exchange or the National Association of Securities Dealers, Inc. or by a commercial bank or trust company in the United States.

                 (c) Endorsements by trustees, executors, administrators, guardians, officers of corporations, attorneys-in-fact, or others acting in a fiduciary or representative capacity must include the full title of the endorser in such capacity and must be accompanied by proper evidence of the signer's authority to act, satisfactory to Income Opportunity Realty Trust and American Stock Transfer & Trust Company.

         7. SUBSTITUTE FORM W-9. A person surrendering certificate(s) representing Old Shares required to provide the Transfer Agent with a correct Taxpayer Identification Number ("TIN") on Substitute Form W-9, which is provided on the reverse side hereof, unless an exemption applies. In the event of any failure to provide the information on the Substitute Form W-9, payments made to such person of the amounts due for the certificate(s) may be subjected to 31% federal income tax withholding. The TIN for an individual is his social security number. The box in Part 2 of the Substitute Form W-9 may be checked (and related Certificate completed) if the person surrendering certificate(s) has not been issued a TIN and has applied for a number or intends to apply for a number in the near future. If the box in Part 2 is checked and the transfer Agent is not provided with a TIN within 60 days, the Transfer Agent will withhold 31% of all payments thereafter until a TIN is provided to the Transfer Agent and the shareholder may be subject to a $50 penalty imposed by the Internal Revenue Service.

         8. QUESTIONS AND REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions and requests for assistance may be directed to, or additional copies of this Letter of Transmittal may be obtained from, the Investor Relations Department of Vinland Property Trust at (214) 522-5172 or the American Stock Transfer & Trust Company at (718) 921-8200.

                           IMPORTANT TAX INFORMATION

         Under federal income tax law, a shareholder is required to provide the Transfer Agent with such shareholder's correct TIN on Substitute Form W-9 on the reverse side hereof. If such shareholder is an individual, the TIN is his social security number. The block or box Awaiting Taxpayer Identification Number should be completed if the shareholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future. If the Transfer Agent is not provided with the correct TIN, the shareholder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, payments that are made to such shareholder pursuant to the reverse share split may be subject to backup withholding.

         Certain shareholders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, that shareholder must submit a statement, signed under penalties of perjury attesting to that individual's exempt status. Such statements may be obtained from the Transfer Agent. See the enclosed Guidelines for Certification on Taxpayer Identification Number on Substitute Form W-9 for additional instructions.

         If backup withholding applies, the Transfer Agent is required to withhold 31% of any payments made to the shareholder. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained.

PURPOSE OF SUBSTITUTE FORM W-9

         To prevent backup federal income tax withholding on payments that are made to a shareholder pursuant to the reverse share split, the shareholder is required to notify the Transfer Agent of his correct TIN by completing the Substitute Form W-9 below certifying that the TIN provided on the Substitute Form W-9 is correct (or that such shareholder is awaiting a TIN) and that (i) the shareholder has not been notified by the Internal Revenue Service that he or she is subject to backup withholding as a result of failure to report all interest or dividends or (ii) the Internal Revenue Service has notified the shareholder that he or she is no longer subject to backup withholding.

WHAT NUMBER TO GIVE THE TRANSFER AGENT

         The shareholder is required to give the Transfer Agent the social security number or employer identification number of the record owner of the Old Shares. If the Old Shares are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidelines on which number to report.


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
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            PAYER'S NAME:
                         ---------------------------------------------------------------------------------------------
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               SUBSTITUTE                Part 1--PLEASE PROVIDE YOUR TIN IN             Social Security Number
                Form W-9                 THE BOX AT RIGHT AND CERTIFY BY
                                         SIGNING AND DATING BELOW                 or
                                                                                     ----------------------------------
                                                                                        Employer Identification Number

                                      ---------------------------------------------------------------------------------
                                         Part 2--Awaiting TIN [ ]
                                      ---------------------------------------------------------------------------------
       Department of the Treasury        CERTIFICATION--Under penalties of perjury, I certify that:
        Internal Revenue Service         (1)      The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and
                                         (2)      I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the
                                                  Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.
                                         CERTIFICATION INSTRUCTIONS--You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup
---------------------------------------  withholding because of underreporting interest or dividends on your tax
      Payer's Request for Taxpayer       return.
     Identification Number ("TIN")

                                         Name as shown on account.  (If joint account, list first and circle the name of the person or entity whose number you entered in Part 1 above.)


                                         ------------------------------------------------------------------------------
                                         Address

                                         ------------------------------------------------------------------------------
                                         City/State/Zip Code

                                         SIGNATURE                                     DATE
                                                   -----------------------------------      ---------------------------
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NOTE:    FAILURE TO COMPLETE THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO
         THE REVERSE SIDE SPLIT.  PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
         NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

                          YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IS YOU CHECKED THE BOX IN
                                              PART 2 OF SUBSTITUTE FORM W-9

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                                CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

  I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either
  (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate
  Internal Revenue Service Center or Social Security Administration Office, or (b) I intend to mail or deliver an application in the near future.  I understand that if I do not provide a taxpayer identification number within sixty (60) days, 31% of all reportable payments made to me thereafter will be withheld until I provide a number.



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                   SIGNATURE                                                DATE
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